EXHIBIT 99.1

Oncolin Therapeutics

Safe-Harbor Statement

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Oncolin Therapeutics, Inc. (ONCOLIN) cautions you that statements information included in the following slides that are not a description of historical facts are forward-looking statements that involve risks and assumptions that, if they materialize or do not prove to be accurate, could cause ONCOLIN’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that ONCOLIN will be unable to raise sufficient capital to fund the projects necessary to meet its anticipated or stated goals and milestones; the risk that preclinical results are not indicative of the success of subsequent clinical trials; difficulties or delays in developing, testing, manufacturing and marketing and obtaining regulatory approval for ONCOLIN’s product candidates; the potential for regulatory authorities to require additional preclinical work or other clinical requirements to support regulatory filings; the scope and validity of patent protection for ONCOLIN’s product candidates; and other risks and uncertainties more fully described in ONCOLIN’s press releases and periodic filings with the Securities and Exchange Commission. ONCOLIN’s public filings with the Securities and Exchange Commission are available at http://www.sec.gov.

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You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. ONCOLIN does not intend to update any forward-looking statement included in the slides attached hereto as Exhibit 99.1 to reflect events or circumstances arising after the date on whichit was made. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.

Oncolin Therapeutics

A biotherapeutic company focused on developing drugs which interfere with the key mechanisms of tumor development

Oncolin Therapeutics

—	Small molecule inhibitor of glycolysis ready for clinical development
—	Pipeline of anti-cancer drug-candidates funded in part by grants
—	Core team of scientists and clinicians from the most prestigious cancer institution in the world, The UT M. D. Anderson Cancer Center
—	Management and development team that have brought numerous anti-cancer drugs to clinic and market
—	Experienced financial and corporate governance team

Oncolin Therapeutics

Oncolin Team Has Successful Track Record
—	Len Ivins, Chairman and CEO
—	Dr. Donald Picker, Vice-Chairman, President and COO
—	Dr.Waldemar Priebe, Founding Scientist
—	Steven Plumb, CPA,CFO

Oncolin Therapeutics

Oncolin Team Has Successful Track Record

Len Ivins
Founder, Chairman of Board, CEO
—	45 years experience with private/public companies. CEO of a Fortune 500 joint venture and 2 Fortune 500 companies.
—	Extensive experience as a senior executive of several public companies with an emphasis on public company corporate governance, policy and finance.

Oncolin Therapeutics

Oncolin Team Has Successful Track Record

Donald Picker, PhD
Vice-Chairman, President and COO
—	Brought many cancer drugs into the clinic and market including Carboplatin®, a leading oncology drug.
—	Founded 3 and ran 6 biotech firms.
—	Genta(GNTA)
—	LXR (LXR)
—	Synergy
—	Callisto (KAL)
—	Xenomics (XNOM)
—	FermaVir (FMVR)
—	Raised over $70M at previous companies.

Oncolin Therapeutics

Oncolin Team Has Successful Track Record

Waldemar Priebe PhD
Founding Scientist
—	Professor of Chemistry & Professor of Medicinal Chemistry
Department of Experimental Therapeutics,
University of Texas M. D. Anderson Cancer Center
—	Over 30 patents and 150 publications
—	Extensive experience in the discovery and development of cancer drugs. Three discoveries currently in clinical studies and 4 are undergoing preclinical development.
—	Founder or founding scientist of:
–	Reata Pharmaceuticals
–	Aronex Pharmaceuticals (ARNX)
–	Moleculin, Inc.
–	Houston Pharmaceuticals, Inc.

Oncolin Therapeutics

Oncolin Team Has Successful Track Record

Steven M. Plumb, CPA
Chief Financial Officer
—	25 years experience
—	Broad experience in both public and private companies in various financial roles.
—	ADVENTRX Pharmaceuticals, Inc. (ANX)
—	Hyperdynamics Corp. (HYD)
—	Bluegate Corp (BGAT)
—	HoustonPharma, Inc.
—	Raised over $20M for biotech firms.

Oncolin Therapeutics

Treatment of Brain Tumors
—	Why is brain cancer lethal and difficult to treat?
•	Blood to the brain is filtered by the Blood Brain Barrier (BBB), which does not allow most cancer drugs to enter the brain

•	Surgery not always viable/potentially debilitating and eventually ineffective due to diffuse nature of these tumors

•	Total radiation dose is limited by cumulative damage to normal brain

Oncolin Therapeutics

Lead Clinical Program
—	Technology developed by UTMDACC
◦	Covered by 6 patent applications
—	UTMDACC
◦	World’s largest cancer institute
◦	#1 Cancer Center in United States

Oncolin Therapeutics

Research Programs
—	Three active research programs
—	Funded primarily by peer-reviewed NIH grants
—	Potential source of future drug candidates

Oncolin Therapeutics

Summary Offering
—	Common Stock
—	$0.30 per share
—	Closing price of $0.45 on March 24, 2008

Oncolin Therapeutics

Contact Info
—	Contact one of the following for additional information:

Don Picker
(832) 426-7907
donald.picker@oncolinthera.com

Steven Plumb
(832) 726-7907
steven.plumb@oncolinthera.com